Confidential Treatment Requested
                                             Under 17 C.F.R.  200.80(b)(4).
                                             200.83 and 240.24b-2.

                BUSINESS MARKETING SERVICES RESELLER AGREEMENT


This Business Marketing Services Reseller Agreement (the "Agreement) is entered into effective as of this 4th day of December, 1998, by and between MySoftware Company having an address at 2197 E. BayShore Road, Palo Alto, CA. 94303 (hereinafter referred to as "Reseller") and Experian Information Solutions, Inc., an Ohio Corporation acting by and through its Information Solutions Division and having an address at 505 City Parkway West, Orange, California 92868 (hereinafter referred to as "Experian").

Whereas, Reseller desires to obtain, and Experian agrees to grant to Reseller, on the terms and conditions set forth herein, a non-exclusive, nontransferable license to resell the Experian services defined in Exhibit A (the "Services") to its Customers.

Now, therefore, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, Experian and Reseller hereby agree as follows:

1.   APPOINTMENT.
     Experian hereby grants Reseller a non-exclusive, nontransferable license to resell the Services solely to customers located entirely within the territory defined in Exhibit A ("Customers"). Such license is subject to the terms and conditions set forth herein. Experian will provide to Reseller a copy of the Experian business marketing database ("Experian Data") from which Reseller will fulfill orders for Services received from Reseller's end-user customers. Experian will provide identity and logo standards and requirements to Reseller.

2.   RESELLER OBLIGATIONS.

     A.	Reseller shall actively advertise, promote and sell the Services to its Customers. Reseller shall randomly select mail pieces from a minimum of one [***] customers [***] in order to screen for impermissible or unethical offers. Reseller shall obtain Experian's prior written approval for all marketing materials, promotions, datacards, press releases and other information used to promote the Services where there is direct reference to Experian, and of any subsequent substantive changes thereto.

     B.	Reseller will incur all administration and other costs relating to marketing and sale of the Services including but not limited to order generation and tracking, invoicing and collections.

     C.	Within [***] days of the close of each calendar month, Reseller will provide to Experian a billable activity report detailing all orders received by Reseller for Experian Data during the prior month. The form and content shall be reasonably requested by Experian, but at a minimum provide the [***]. Reseller will develop and maintain, during the Term of the Agreement, an on-line activity report system in the above noted form and content. Reseller will be responsible for updating this on-line activity report with the most current information as noted abouve thoughout the term of the Agreement. Experian will have access to this on-line activity report to check all orders received by Resellar relating to Experian Data.

     D. Resellar will submit a sales tax exemption certificate to Experian at time of signing of this Agreement.

     E. Resellar will limit all sales of Experian Business Marketing Services data to a maximum of [***] per end-user Customer.

[***] Confidential treatment requested.

     F. Resellar may provide, on a one time basis to each new end-user customer up to [***] free records for promotional purposes only. Resellar may provide to a value-added resellar ("VAR") no more than [***] free records per month for test purposes only.

     G. The pricing contained in Exhibit C is contingent upon Reseller's contribution of data to Experian under this Agreement. Reseller shall provide its customer database file to Experian, including such data with respect to online data customers, provided, however, that such list shall not separately identify such customers from Reseller's software customers. Reseller's customer database file provided to Experian shall be in an automated format resonably specified by Experian. If Reseller's data contribution is more than [***] days delinquent from the specified quarterly submission date, then Experian reserves the right to renegotiate the pricing in Exhibit C of this Agreement. Experian will bear the expense of incorporating the data Reseller contributes into Experian's database and, as so incorporated, the data will become the property of Experian. At Experian's resonable request, Reseller will use commercially resonable efforts verify the accuracy (againinst Reseller's records) of the data Reseller contributes. Reseller shall continue to provide updated data and data on new accounts that Reseller acquires for the term of this Agreement. Reseller will bear the expense of preparing and delivering all contributed data to Experian. Experian may use the contributed data as part of compiled lists for any purpose, including but not limited to statistical analysis and marketing lists; provided, however, that Experian will use reasonable efforts to not release specific information identifying any listed business entity as Reseller's customer or which identifies Reseller as the source of any specific contributed inforamtion. Experian agrees that it shall not, with respect to any "Direct Competitor" of Reseller; (i) perform any services or provide any products which make use of or disclose Reseller's data on a stand-alone basis. For purposes of the Agreement, the term "Direct Competitor" shall meany any party owning or in possession of Internet list or data sales software. Direct Competitors of MySoftware shall include, but are not limited to each of the following companies and its parent, if any, and subsidiaries of each such company and its parent:
        [***].

3.  EXPERIAN OBLIGATIONS.
    Experian will provide updates to the Experian Data in the manner and at the times specified on Exhibit A hereto.

3A. FUTURE ARRANGEMENTS.
    Experian and Reseller shall continue to work together in good faith for a minimum of [***] to reach definitive agreements regarding [***]. Neither party shall have any obligation with respect to such arrangements until agreement is reached on definitive agreements specifying the rights and obligationsof the parties. No alleged breach of this provision shall be the basis for any termination of or other action under this Agreement.

4.  PAYMENT.
    Reseller will pay Experian for the Services according to the amounts set forth in Exhibit A. Reseller will submit payment to Experian within [***] days of the close of each calendar month in accordance with the Royalties owing to Experian as detailed on the Monthly Activity Report. Except as set forth in Exhibit A, Reseller shall pay any undisputed invoiced fees within [***] days of invoice date. If Reseller does not pay within [***] days Reseller will also pay interest on the unpaid amount as the reate of one and one-half percent (1.5%) per month or the highest amount

[***] Confidential treatment requested.

    permitted by law. The prices and rates for the Services do not include applicable federal, state or local taxes, and Reseller shall be solely responsible for the payment thereof.

5.  USE RESTRICTIONS.

    A. Reseller expressly agrees that it will not use and will prohibit its Customer's use of any information provided by Experian ("Data") as a factor in establishing an individual's eligibility for (i) credit or insurance to be used primarily for personal, family or household purposes, or (ii) employment. Reseller shall comply with all applicable laws, regulations and ordinances, and all special use restrictions set forth in this Agreement or reasonably adopted by Experian hereafter. Under no circumstances will Reseller attempt, directly or indirectly, to discover, reverse engineer, decompile or disassemble any confidential or proprietary criteria developed or used by Experian in providing the Services.

    B. Reseller shall provide the Services to end-user Customers on a license or rental basis and without conveying title to any Experian Data. Reseller agrees that it will not, without the prior written consent of Experian, provide any Data or Services to any person for resale, sublicense, sublease, disclosure or transfer to any third party, except as specifically provided in Subsection 5.C. Reseller shall keep the Experian Data separate from any other data possessed by Reseller or utilize the Experian Data to create any database.

    C. Upon the prior written consent of Experian, which consent shall not be unreasonable be withheld, Reseller will have the ability to develop private-label branded sites for Reseller's private label partners for the purposes of reselling Experian Data to end user Customer. For purposes of this Agreement, a private label partner is a cusotmer of Reseller where Reseller builds a mirror website for that customer and Experian Data can be accessed by end-user Customers through this mirror website (the "Private Label Partner"). For purposes of this Agreement, a mirror website is defined as a website that resides with, is maintained and is managed by the Reseller for the private label partner.


6. LIMITED WARRANTY.
   Reseller acknowledges that amounts to be paid to Experian for the Data and Services will generally represent a small portion of Reseller's overall costs of the project for which the Data and Services will be used.
   Reseller also acknowledges that the type of Data and Services licensed by Experian will contain a degree of error. Finally, Reseller acknowledges that the prices Experian charges for the data and Servies are based, in part upon Experian's expectation that the risk of any loss or injury that may be incurred by use of the Data and Services will not be borne by Experian. For these reasons, Reseller agrees that it is responsible for determining that all Data licensed by Experian is suffucuently accurate for Reseller's Customer's purposes. If Reseller finds that the Data does not comply with the requirements of the Job Specifications due to the fault of Experian, then Reseller must so notify Experain within [***] days after the receipt of the Data. After its receipt of such notice, Experian shall, at its option, either correct the defect or refund any amounts paid by Reseller for the defective Data. EXPERIAN DOES NOT GUARANTEE OR WARRANT THE ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE SERVICES, DATA OR THE MEDIA ON WHICH THE DATA IS PROVIDED AND SHALL NOT BE LIABLE TO RESELLER OR TO ANY OF RESELLER'S CUSTOMERS FOR ANY LOSS OR INJURY ARISING OUT OF OR CAUSED IN WHOLE OR IN PART BY EXPERIAN'S ACTS OR OMISSIONS, WHETHER NEGLIGENT OR OTHERWISE, IN PROCURING, COMPILING, COLLECTING, INTERPRETING, REPORTING, COMMUNICATING OR DELIVERING THE DATA OR SERVICES. IN NO EVENT SHALL EXPERIAN BE LIABLE TO RESELLER OR TO ANY CUSTOMER OR THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES (INCLUDING BUT NOT LIMITED TO DAMAGES TO BUSINESS REPUTATION, LOST BUSINESS OR LOST PROFITS), WHETHER FORESEEABLE


[***] Confidential treatment requested.

   OR NOT AND HOWEVER CAUSED, EVEN IF EXPERIAN IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS PARAGRAPH STATES EXPERIAN'S ENTIRE LIABILITY AND THE SOLE REMEDY OF RESELLER AND ANY CUSTOMER IN CONNECTION WITH EXPERIAN'S PROVISION OF THE DATA AND SERVICES.

   WHILE RESELLER AGREES TO USE REASONABLE EFFORTS TO ENSURE THAT THE DATA PROVIDED HEREUNDER IS IN THE PROPER FORMAT WHEN DELIVERED TO EXPERIAN, IT DOES NOT GUARANTEE OR WARRANT THE ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE DATA OR THE MEDIA ON WHICH THE DATA IS PROVIDED AND SHALL NOT BE LIABLE TO EXPERIAN OR TO ANY OF EXPERIAN'S CUSTOMERS FOR ANY LOSS OR INJURY ARISING OUT OF OR CAUSED IN WHOLE OR IN PART BY RESELLER'S ACTS OR OMISSIONS, WHETHER NEGLIGENT OR OTHERWISE, IN PROCURING, COMPILING, COLLECTING, INTERPRETING, REPORTING, COMMUNICATING OR DELIVERING THE DATA OR SERVICES. EXCEPT AS EXPRESSLY SET FORTH ABOVE, RESELLER PROVIDES NO OTHER WARRANTY, EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR LIABILITY WHICH MAY ARISE UNDER SECTION 9 BELOW, IN NO EVENT SHALL RESELLER BE LIABLE TO EXPERIAN OR TO ANY CUSTOMER OR THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES (INCLUDING BUT NOT LIMITED TO DAMAGES TO BUSINESS REPUTATION, LOST BUSINESS OR LOST PROFITS), WHETHER FORESEEABLE OR NOT AND HOWEVER CAUSED, EVEN IF RESELLER IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS PARAGRAPH STATES RESELLER'S ENTIRE LIABILITY AND THE SOLE REMEDY OF EXPERIAN AND ANY CUSTOMER IN CONNECTION WITH THE PROVISION OF DATA AND THIS AGREEMENT.

7. LIMITATION OF LIABILITY.
   IF, NOTWITHSTANDING THE FIRST PARAGRAPH OF THE PRIOR SECTION, LIABILITY CAN BE IMPOSED ON EXPERIAN, THEN RESELLER AND EACH CUSTOMER AGREES THAT EXPERIAN'S AGGREGATE LIABILITY FOR ANY OR ALL LOSSES OR INJURIES TO RESELLER AND TO SUCH CUSTOMER ARISING OUT OF ANY ACTS OR OMISSIONS OF EXPERIAN IN CONNECTION WITH ANYTHING TO BE DONE OR FURNISHED UNDER THIS AGREEMENT, REGARDLESS OF THE CAUSE OF THE LOSS OR INJURY (INCLUDING NEGLIGENCE) AND REGARDLESS OF THE NATURE OF THE LEGAL OR EQUITABLE RIGHT CLAIMED TO HAVE BEEN VIOLATED, SHALL NEVER EXCEED THE AMOUNT PAID TO EXPERIAN BY RESELLER FOR THE DATA FURNISHED UNDER THE APPLICABLE JOB SPECIFICATION AND RESELLER AND EACH CUSTOMER COVENANTS AND PROMISES THAT
   IT WILL NOT SUE EXPERIAN FOR AN AMOUNT GREATER THAN SUCH SUM AND THAT IT WILL NOT SEEK PUNITITVE DAMAGES IN ANY SUIT AGAINST EXPERIAN.

8. AGREEMENT OF CUSTOMERS.
   Reseller agrees that it will fully apprise all Customers of and secure the binding agreement of such Customers to the obligations, restrictions and limitations set forth in this Agreement, including without limitation the provisions of Sections 6 and 7 hereof, on substantially similar terms as the Customer Certificate set forth in Exhibit D hereto. If Reseller's Customers will be obtaining the Data and Services on-line via Reseller's website/page, then Reseller agrees to incorporate such obligations, restrictions and limitations into Reseller's website/page in such a way that Customers cannot obtain the Data and Services without first agreeing to these obligations, restrictions and limitations. Additionally, Reseller agrees to incorporate such obligaitons, restrictions and limitations into each private label partners website/page in such a way that Customers cannot obtain the Data and Services without first agreeing to these obligations restrictions and limitations. Reseller agrees to indemnify, defend and hold harmless Experian and its officers, employees, agents, affiliates and subsidiaries against and from any claims for losses, expenses, damages and costs including, without limitation, attorney's fees, that may at any time be incurred by Experian arising out of, or related to, Reseller's failure to fulfill its obligations under this Section. Notwithstanding anything to the contrary contained in this Agreeent, Experian may terminate this Agreement immediately if it determines that Reseller has failed to comply with the requirements of this Section or if Reseller fails to remedy any Customer violation of this Section within 30 days notice of such violation.

9. WARRANTIES, REMEDIES AND INDEMNIFICATION.
   Reseller will indemnify, defend, and hold Experian harmless from and against any and all liabilities, damages, losses, claims, costs, and expenses (including attorney's fees) arising out of or resulting from Reseller's or any end user's use of the Experian Data including, without limitation, (i) Reseller's or any Customer's failure to observe any use restriction set forth herein; (ii) any claim alleging that Reseller or any Customer violated the legal rights of another person (iii) any claim by a third party alleging that the Services were defective in any way; or
   (iv) any misrepresentation or breach of warranty by Reseller of Reseller's nonperformance of any obligations imposed on it by this Agreement, provided that the foregoing shall not apply to any claim arising directly as a result of Experian's gross negligence or willful misconduct. Experian shall provide Reseller prompt notice of and control over the defense of any claim pursuant to this Section and shall reasonably cooperate in the defense thereof.

10. INTELLECTUAL PROPERTY.
    Reseller acknowledges that Experian has expended substantial time, effort and funds to compile the Experian Data and that all information contained in such database is and will continue to be the exclusive property of Experian. Nothing contained in this Agreement shall be deemed to convey to Reseller, any Customer, third party processor or other party any right, title or interest, including any patent, copyright or other proprietary right, in or to the Experian Data or any part thereof. Reseller will not use, or permit its employees, agents, customers, and subcontractors to use, the trademarks, service marks, logos, names, or any other proprietary designations of Experian, or Experian's affiliates, whether registered or unregistered, without Experian's prior written consent.

11. TERM AND TERMINATION.
    The term of this Agreement (the "Term") is the period consisting of the Initial Term and, if this Agreement is renewed, the Renewal Term(s), as follows:

    A. Initial Term. The "Initial Term" shall begin on December 4, 1998 ("Effective Date") and end at 11:59 p.m. on the day that is eighteen months after the Effective Date.

    B. Renewal Term(s). Unless one of the parties delivers to the other written notice of such party's intent not to renew no later than ninety (90) days prior to the expiration of the Initial Term, this Agreement will renew automatically and without further action by either party for an additional one-year period (a "Renewal Term").
       Thereafter, this Agreement will continue to renew automatically for successive terms of one year each unless and until either party delivers nonrenewal notice no later than ninety (90) days before the end of a Renewal Term.

    C. Termination for Default. Reseller will be in default if it fails to: (i) make any payment within ten (10) days after written default notice that such is due hereunder; or (ii) perform any obligation required to be performed by it within thirty (30) days after written notice that such obligation has not been performed. If there is a good faith dispute over an amount due, the parties will endeavor to resolve the dispute by negotiation in good faith.

    D. [Intentionally omitted]

    E. Termination for Insolvency. Notwithstanding any other provision in this Agreement, Experian may, upon written notice, terminate this Agreement if there is a voluntary or involuntary liquidation, dissolution, bankruptcy, insolvency, receivership or similar conclusion of the business of Reseller.

    F. Effect of Termination. Upon expiration or termination of this Agreement, the license granted herein will terminate, Reseller will cease its use and resale of the Data and will either deliver any Data to Experian, or destroy or erase it, at Experian's option. No cancellation, expiration or termination of this Agreement will relieve either party of any liability for monetary sums owing to the other, nor will a termination preclude any other actions which might be taken by either party at law or equity to enforce lawful obligations arising hereunder. For purposes hereof, "Termination Date" means the date this Agreement expired or is canceled or terminated. Within 30 days after the Termination Date, Reseller and Experian will jointly perform a final accounting of all sums due. Nothing in this Agreement will limit, or be deemed to limit, Experian's right to sell any Data or Service to Customers before or after the Termination Date.

12. AUDIT RIGHTS.
    Experian will have the right to audit Reseller's use and resale of the Service hereunder. Reseller will be responsible for assuring full cooperation with Experian in connection with such audits and will provide Experian or obtain for Experian access to such properties, records and personnel as Experian may reasonably require for such purpose. Experian shall not perform such audits more frequently than [***] in any calendar year, unless Experian believes in good faith that there exists a breach of any term of this Agreement.


13. WAIVER.
    Either party may at any time waive compliance by the other with any covenants or conditions contained in this Agreement, but only by written instrument signed by the party waiving such compliance. No such waiver, however, shall be deemed to constitute the waiver of any such covenant or condition in any other circumstance or the waiver of any other covenant or condition.

14. BINDING ARBITRATION.
    If the parties are unable to resolve a dispute arising out of or relating to this Agreement, or the parties' respective rights hereunder, then the parties will resolve such dispute in a binding arbitration conducted under the auspices of the American Arbitration Association in Orange County, California. The prevailing party in any arbitration or action shall be entitled to an award of its reasonable attorneys' fees and costs.

15. CONFIDENTIALITY.
    Each party will take reasonable precautions to assure that all information disclosed to it by the other party marked "Confidential" (or with similar legend) is held in strict confidence and disclosed only to those of their respective employees whose duties reasonably require access to such information. Each party will take reasonable precautions to prevent loss, compromise, or misuse of any media containing Experian Data while in the possession of that party and while in transport between the parties. Except as specifically permitted by this Agreement, under no circumstances will either party disclose, directly or indirectly, to any other person the terms of this Agreement.

16. RELATIONSHIP.
    The parties will perform all services hereunder as independent contractors. Nothing contained in this Agreement shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent or master and servant between the parties. Neither this Agreement nor any provisions set forth herein is intended to, or shall, create any rights in or confer any benefits upon any person other than the parties hereto.

17. SUCCESSORS AND ASSIGNS.
    Neither this Agreement nor the interests of the parties in this Agreement may be assigned, transferred, shared or divided in any manner by Reseller without the prior written consent of Experian; such consent not to be unreasonably withheld or delayed. Any proposed sale, transfer or other disposition of the assets, business or


[***] Confidential treatment requested.

    stock or change in controlling interest in Reseller or its parent company (if any) shall be considered an assignment of this Agreement. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective heirs, representatives, successors and permitted assignees. Notwithstanding the foregoing, where Reseller requests Experian's consent to assign the Agreement in connection with a proposed sale, transfer or other disposition of the assets, business or stock or change in controlling interest in Reseller or its parent company (if any) or similar transaction, Experian may either: (i) approve the continuation of this Agreement despite such sale, transfer or disposition, in which event this Agreement will remain in full force and effect according to its terms; or (ii) elect to terminate this Agreement as of the date of such sale, transfer, disposition or change.

18. REFORMATION/SEVERABILITY.
    If any provision of this Agreement is declared invalid by any arbitration or court of competent jurisdiction, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein.
    In either case, the remaining provisions of this Agreement shall remain in effect.

19. EXCUSABLE DELAYS.
    Neither party shall be liable for any delay or failure in its performance under this Agreement if and to the extent that such delay or failure is caused by events beyond the reasonable control of the party including, without limitation, acts of God or public enemies, labor disputes, equipment malfunctions, computer downtime, software defects, material or component shortages, supplier failures, embargoes, rationing, acts of local, state or national governments or public agencies, utility or communication failures or delays, fire earthquakes, flood, epidemics, riots and strikes. If a party becomes aware that such an event is likely to delay or prevent punctual performance of itsown obligations, the party will promptly notify the other party and use all reasonable efforts to avoid or remove such causes of nonperformance and to complete performance whenever such causes are removed.

20. GOVERNING LAW.
    This Agreement will be governed for all purposes by the internal substantive laws of the State of California, which are intended to supersede any choice of laws rules which might otherwise be applicable. Both parties hereby consent to the jurisdiction of the courts of the State of California, whether federal, state or local with respect to actions brought to enforce or interpret this Agreement.

21. NOTICES.
    All notices, requests and other communications hereunder shall be in writing and shall be acknowledged at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three (3) days after mailing registered or certified mail, return receipt requested, with postage prepaid, to the address for the receiving party set forth on Page 1 as such may be changed by notice to the other given as provided above, then to the last address so designated.

22. COMPLETE AGREEMENT.
    This Agreement sets forth the entire understanding of Reseller and Experian with respect to the subject matter hereof and supersedes all letters of intent, agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, by an officer, employee, or representative of either party relating thereto. This Agreement may be amended at any time by a written agreement which refers expressly to this Agreement and which is signed by both parties.

                                  [Signatures follow]

      IN WITNESS WHEREOF, Experian and Reseller have executed this Agreement.


                                      Experian Information Solutions, Inc.
                                      By and through its
                                      Information Solutions Division


--------------------------------      ------------------------------------
Signature                             Signature


--------------------------------      ------------------------------------
Printed Name                          Printed Name


--------------------------------      ------------------------------------
Title                                 Title


--------------------------------      ------------------------------------
Date                                  Date


                                      Experian Information Solutions, Inc.
                                      By and through its
                                      Information Solutions Division


                                      ------------------------------------
                                      Signature


                                      ------------------------------------
                                      Printed Name


                                      Experian Contract Manager
                                      ------------------------------------
                                      Title


                                      ------------------------------------
                                      Date

                                    EXHIBIT A


Item No. 1:  Definition of Customer and Territory


Worldwide


Item No. 2:   Frequency of Usage

Reseller is licensed to resell the Services to its Customers provided such Customers shall be restricted to using the Service, and certifying such usage, as follows:

___[***]___  [***] time usage

___[***]__   [***] time usage

____[***]_   Unlimited usage for [***] after Customer's date of receipt of any of the Services.


Item No. 3:   Services

Experian agrees to license to Reseller the following Services on the terms and conditions set forth in the Agreement.

Experian will provide to Reseller, in the agreed upon media, an extract of [***] as defined in [***].

Experian will provide [***] on a [***] basis.


Item No. 4:  Fees and Payments

Reseller agrees to pay Experian for the Services, which shall include payment according to the following schedule:

See Exhibit  C


[***] Confidential treatment requested.

                                    EXHIBIT B

                          BMS National Business Database
                                  File Reference

                                   December 1998

     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]

[***] Confidential treatment requested.

     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]
     [***] [***] [***] [***] [***]

[***] Confidential treatment requested.

                                    EXHIBIT C
                                     Pricing

The pricing noted below is contingent upon the following conditions:

1) Contribution of Data by Reseller to Experian. If data contribution not made, then Experian can re-negotiate the pricing.

2)	Prices per Thousand except where noted

One Time Use of Data	          Bus. Mktg.	    Discount	          Risk
Aggregate Annual Revenue	       Database     vs. Retail         Reducer
------------------------------------------------------------------------
[***] commitment                 [***]         [***]		         [***]
[***] commitment                 [***]         [***]       	 	 [***]
[***] commitment                 [***]         [***]          	[***]


Unlimited Use of Data	          Bus. Mktg.	    Discount	         Risk
Aggregate Annual Revenue	       Database	     vs. Retail       	Reducer
------------------------------------------------------------------------
[***] commitment                  [***]       [***]		          [***]
[***] commitment                  [***]       [***]           	[***]
[***] commitment	                 [***]       [***]           	[***]

Selects	       Extract
-----------------------
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***]	[***]
[***]	[***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]

[***] Confidential treatment requested.

                                     EXHIBIT D
                            CUSTOMER USE CERTIFICATION


This Use Certification is executed as of the date set forth below by the undersigned customer (hereinafter referred to as "Customer") for the benefit of MySoftware Company (hereinafter referred to as "Reseller") and Experian Information Solutions, Inc., Business Information Services Division (hereinafter referred to as "Experian").

In consideration for Customer's right to receive and use certain data and services from Reseller and Experian, Customer understands and certifies that the data and services obtained from Experian through Reseller:

     (i) will not be used as a factor in establishing an individual's eligibility for (a) credit or insurance to be used primarily for personal, family or household purposes, or (b) employment;

    (ii) will be used in compliance with all applicable laws, regulations and ordinances, and all special use restrictions set forth in the Agreement or adopted by Experian and/or Reseller hereafter; and

   (iii) will be maintained in confidence and disclosed only to persons whose duties reasonably relate to the business purposes for which the information was requested.

  Customer further acknowledges and agrees that the data and services:

     (i) are not guaranteed and that neither the Reseller, Experian nor their sources will be liable to the Customer for any loss or damage based on any errors or omissions there from;

    (ii)  are subject to the following exclusion of warranty.   RESELLER,
          EXPERIAN AND THEIR SOURCES DO NOT GUARANTEE OR WARRANT THE ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE SERVICES, DATA OR THE MEDIA ON WHICH
          THE DATA IS PROVIDED AND SHALL NOT BE LIABLE TO CUSTOMER FOR ANY LOSS OR INJURY ARISING OUT OF OR CAUSED IN WHOLE OR IN PART BY RESELLER'S, EXPERIAN'S OR THEIR SOURCES' ACTS OR OMISSIONS,
          WHETHER NEGLIGENT OR OTHERWISE, IN PROCURING, COMPILING,
          COLLECTING, INTERPRETING, REPORTING, COMMUNICATING OR
          DELIVERING THE DATA OR SERVICES. IN NO EVENT SHALL RESELLER, EXPERIAN OR THEIR SOURCES BE LIABLE TO CUSTOMER OR ANY THIRD
          PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL
          DAMAGES (INCLUDING BUT NOT LIMITED TO DAMAGES TO BUSINESS REPUTATION, LOST BUSINESS OR LOST PROFITS), WHETHER FORESEEABLE
          OR NOT AND HOWEVER CAUSED, EVEN IF RESELLER, EXPERIAN OR THEIR SOURCES ARE ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS PARAGRAPH STATES RESELLER'S, EXPERIAN'S AND THEIR SOURCES'
          ENTIRE LIABILITY AND THE SOLE REMEDY OF CUSTOMER IN CONNECTION
          WITH THE PROVISION OF THE DATA AND SERVICES.

    (iii) IF, NOTWITHSTANDING THE PRIOR PARAGRAPH, LIABILITY CAN BE IMPOSED ON RESELLER, EXPERIAN OR THEIR SOURCES, THEN CUSTOMER AGREES
          THAT THE AGGREGATE LIABILITY FOR ANY OR ALL LOSSES OR INJURIES TO CUSTOMER ARISING OUT OF ANY ACTS OR OMISSIONS OF RESELLER, EXPERIAN OR THEIR SOURCES IN CONNECTION WITH ANYTHING TO BE
          DONE OR FURNISHED UNDER THE AGREEMENT, REGARDLESS OF THE
          CAUSE OR THE LOSS OR INJURY (INCLUDING NEGLIGENCE) AND
          REGARDLESS OF THE NATURE OF THE LEGAL OR EQUITABLE RIGHT
          CLAIMED TO HAVE BEEN VIOLATED, SHALL NEVER EXCEED THE AMOUNT
          PAID TO RESELLER FOR THE DATA FURNISHED UNDER THE APPLICABLE JOB SPECIFICATION AND CUSTOMER COVENANTS AND PROMISES THAT IT WILL NOT SUE RESELLER, EXPERIAN OR THEIR SOURCES FOR AN AMOUNT
          GREATER THAT SUCH SUM AND THAT IT WILL NOT SEEK PUNITIVE
          DAMAGES IN ANY SUIT AGAINST RESELLER, EXPERIAN OR THEIR SOURCES.



          ------------------------------
          Name of Customer


          ------------------------------
          Signature


          ------------------------------
          Print Name


          ------------------------------
          Title


          ------------------------------
          Date